                                                                    Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. SEC.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CUNO, Incorporated (the "Company") on Form 10-K for the period ended October 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frederick C. Flynn, Jr., Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. sec.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ FREDERICK C. FLYNN, JR
--------------------------------------
Frederick C. Flynn, Jr.
Senior Vice President and Chief Financial Officer
(Principal Accounting Officer)

Date: December 13, 2002